SUPPLEMENT DATED AUGUST 28, 2009
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED APRIL 6, 2009

                            JNL(R) VARIABLE FUND LLC

Please note that the changes apply to your variable annuity and/or variable life product(s).


EFFECTIVE AUGUST 31, 2009, PLEASE DELETE THE SECTION ON PAGE 38 ENTITLED "CUSTODIAN AND TRANSFER AGENT" IN ITS ENTIRETY AND REPLACE IT WITH THE
FOLLOWING:

SECURITIES LENDING. The Funds' Board of Managers ("Board" or "Managers") has approved each Fund's participation in a securities lending program. Under the securities lending program, the Funds have retained JPMorgan Chase Bank, N.A. as the securities lending agent. JPMorgan Chase Bank, N.A. serves as the Funds' custodian. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Funds' Board will periodically review information on the Funds' securities lending program.


EFFECTIVE AUGUST 31, 2009, PLEASE DELETE THE SECTION ON PAGE 38 ENTITLED "CUSTODIAN AND TRANSFER AGENT" IN ITS ENTIRETY AND REPLACE IT WITH THE
FOLLOWING:

CUSTODIAN AND TRANSFER AGENT. JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, acts as custodian for each Fund of the JNL Variable Fund. In general, the custodian is responsible for holding the cash and securities of the Funds and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds. The custodian is an affiliate of J.P. Morgan Investment Management Inc. JPMorgan Chase Bank, N.A. is an indirect subsidiary of JPMorgan Chase & Co.

     JNAM is the transfer agent and dividend-paying agent for each Fund of the JNL Variable Fund.


















This Supplement is dated August 28, 2009.


(To be used with V3670 04/09 and V3670PROXY 04/09.)

                                                                  CMX4139 08/09